SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 14, 2002

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0693170
------------------------       ------------------      ----------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)              Identification Number)
     incorporation)

  One Hancock Plaza, P.O. Box 4019,
  Gulfport, Mississippi                                      39502
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (228) 868-4872
                                                   -------------------

                                   Not applicable
          ------------------------------------------------------------
          (Registrant's former address of principal executive offices)

Item 9.   REGULATION FD DISCLOSURE

        On August 14, 2002, Hancock Holding Company filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the "Report"). The Report was accompanied by a certification from the Company's Vice-Chairman of the Board and Chief Executive Officer, George A. Scholegel, and its Executive Vice-President and Chief Financial Officer, Carl J. Chaney, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of such certificate is as follows:

CERTIFICATION

        Each of the undersigned hereby certifies in his capacity as an officer of HANCOCK HOLDING COMPANY (the "Company") that the Quarterly Report of the Company on Form 10-Q for the periods ended June 30, 2002 fuly complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such periods and the results of operations of the Company for such periods.

                                     HANCOCK HOLDING COMPANY
                                     -----------------------------------
                                     (Registrant)

August 12, 2002                      By:  /s/ George A. Schloegel
--------------------                    --------------------------------
                                           George A. Schloegel
                                           Vice-Chairman of the Board and
                                           Chief Executive Officer

August 12, 2002                      By: /s/ Carl J. Chaney
--------------------                    --------------------------------
                                           Carl J. Chaney
                                           Executive Vice President and
                                           Chief Financial Officer

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 20, 2002

                                      HANCOCK HOLDING COMPANY

                                      By:  /s/ Carl J. Chaney
                                         ---------------------------------
                                      Name:  Carl J. Chaney
                                      Title: Executive Vice-President and
                                             Chief Financial Officer